SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 27, 2007
Capital Auto Receivables Asset Trust 2007-3

(Issuing Entity with respect to Securities)
Capital Auto Receivables LLC

(Depositor with respect to Securities)
GMAC LLC

(Sponsor with respect to Securities)

Delaware	333-105077-10	26-6034306

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mark E. Newman Capital Auto Receivables LLC 200 Renaissance Center Detroit, Michigan	48265

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (313) 656-6540

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Incorporation of Certain Documents by Reference
     Capital Auto Receivables LLC has registered an issuance of $25,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-105077) under the Securities Act of 1933, as amended (the “Act”), filed on May 8, 2003, as amended by Pre-Effective Amendment No. 1 on May 16, 2003, by Post-Effective Amendment No. 1 on February 1, 2006, by Post-Effective Amendment No. 2 on February 2, 2006 and by Post-Effective Amendment No. 3 on December 4, 2006 (as amended, the “Registration Statement”). Pursuant to the Registration Statement, Capital Auto Receivables Asset Trust 2007-3 (the “Issuing Entity”) issued $112,000,000 aggregate principal balance of Class A-2a 5.11% Asset Backed Notes (the “Class A-2a Notes”), $112,000,000 aggregate principal balance of Class A-2b Floating Rate Asset Backed Notes (the “Class A-2b Notes,” collectively with the Class A-2a Notes, the “Class A-2 Notes”), $269,000,000 aggregate principal balance of Class A-3a 5.02% Asset Backed Notes (the “Class A-3a Notes”), $140,000,000 aggregate principal balance of Class A-3b Floating Rate Asset backed Notes (the “Class A-3b Notes”), $190,804,000 aggregate principal balance of Class A-4 5.21% Asset Backed Notes (the “Class A-4 Notes,” and together with the Class A-2 Notes and the Class A-3 Notes, the “Offered Notes”), $212,000,000 aggregate principal balance of Class A-1 5.26395% Asset Backed Notes (the “Class A-1 Notes”), $35,622,000 aggregate principal balance of Class B 5.84% Asset Backed Notes (the “Class B Notes”), $16,442,000 aggregate principal balance of Class C 6.35% Asset Backed Notes (the “Class C Notes”), and $5,480,000 aggregate principal balance of Class D 8.00% Asset Backed Notes (the “Class D Notes” and, the Class D Notes, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the “Notes”) on September 27 2007 (the “Closing Date”). Only the Offered Notes were offered publicly for sale. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.
     The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and The Bank of New York Trust Company, N.A., as Indenture Trustee.
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail installment sale contracts and direct purchase money loans (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.
     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated as of September 21, 2007 filed with the Commission pursuant to Rule 425(b)(5) of the Act on September 24, 2007.
Item 9.01. Exhibits

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2007-3 and the Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of September 27, 2007.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of September 27, 2007.

Exhibit 4.3	Pooling and Servicing Agreement between GMAC LLC, as Originator and Servicer, and Capital Auto Receivables LLC, as Depositor, dated as of September 27, 2007.

Exhibit 99.1	Trust Sale and Servicing Agreement among GMAC LLC, as Servicer, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2007-3, as Issuing Entity, dated as of September 27, 2007.

Exhibit 99.2	Custodian Agreement between GMAC LLC, as Custodian, and Capital Auto Receivables LLC, as Depositor, dated as of September 27, 2007.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2007-3, as Issuing Entity, GMAC LLC, as Administrator, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of September 27, 2007.

Exhibit 99.4	ISDA Master Agreement Schedule and Credit Support Annex between Capital Auto Receivables Asset Trust 2007-3 and Credit Suisse International, dated as of September 27, 2007.

Exhibit 99.5	Confirmation of the Primary Swap Relating to the Class A-2b Notes between Capital Auto Receivables Asset Trust 2007-3 and Credit Suisse International, dated as of September 27, 2007.

Exhibit 99.6	Confirmation of the Primary Swap Relating to the Class A-3b Notes between Capital Auto Receivables Asset Trust 2007-3 and Credit Suisse International LLC, dated as of September 27, 2007.

Exhibit 99.7	Swap Counterparty Rights Agreement among Credit Suisse International, GMAC LLC, Capital Auto Receivables LLC, Capital Auto Receivables Asset Trust 2007-3, Deutsche Bank Trust Company Delaware, as Owner Trustee, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of September 27, 2007.

Exhibit 99.8	Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2007-3, GMAC LLC and Credit Suisse International, dated as of September 27, 2007.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC
By:	/s/ William J. McGrane III
	Name:	William J. McGrane III
	Title:	Controller

Dated: October 2, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2007-3 and the Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of September 27, 2007.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of September 27, 2007.

Exhibit 4.3	Pooling and Servicing Agreement between GMAC LLC, as Originator and Servicer, and Capital Auto Receivables LLC, as Depositor, dated as of September 27, 2007.

Exhibit 99.1	Trust Sale and Servicing Agreement among GMAC LLC, as Servicer, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2007-3, as Issuing Entity, dated as of September 27, 2007.

Exhibit 99.2	Custodian Agreement between GMAC LLC, as Custodian, and Capital Auto Receivables LLC, as Depositor, dated as of September 27, 2007.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2007-3, as Issuing Entity, GMAC LLC, as Administrator, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of September 27, 2007.

Exhibit 99.4	ISDA Master Agreement Schedule and Credit Support Annex between Capital Auto Receivables Asset Trust 2007-3 and Credit Suisse International, dated as of September 27, 2007.

Exhibit 99.5	Confirmation of the Primary Swap Relating to the Class A-2b Notes between Capital Auto Receivables Asset Trust 2007-3 and Credit Suisse International, dated as of September 27, 2007.

Exhibit 99.6	Confirmation of the Primary Swap Relating to the Class A-3b Notes between Capital Auto Receivables Asset Trust 2007-3 and Credit Suisse International, dated as of September 27, 2007.

Exhibit 99.7	Swap Counterparty Rights Agreement among Credit Suisse International, GMAC LLC, Capital Auto Receivables LLC, Capital Auto Receivables Asset Trust 2007-3, Deutsche Bank Trust Company Delaware, as Owner Trustee, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of September 27, 2007.

Exhibit 99.8	Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2007-3, GMAC LLC and Credit Suisse International, dated as of September 27, 2007.